SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 6, 2004
AZTAR CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-5440 (Commission File Number)	86-0636534 (I.R.S. Employer Identification Number)
2390 East Camelback Road, Suite 400, Phoenix, Arizona (Address of principal executive offices)		85016 (Zip Code)
Registrant's telephone number, including area code (602) 381-4100
Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] [ ] [ ] [ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events

On October 6, 2004, Aztar Corporation issued a press release providing an update on the Company's expansion of the Tropicana Atlantic City. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits
	(c)	Exhibits:
		99	Press release dated October 6, 2004, providing an update on the Company's expansion of the Tropicana Atlantic City.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
AZTAR CORPORATION By: /s/ ROBERT M. HADDOCK Robert M. Haddock President and Chief Financial Officer

Date:  October 6, 2004

EXHIBIT INDEX
Exhibit Number	Description
99	Press release dated October 6, 2004, providing an update on the Company's expansion of the Tropicana Atlantic City.